UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Date of report)	August 17, 2015
(Date of earliest event reported)	August 11, 2015

ONEOK, Inc.

(Exact name of registrant as specified in its charter)

Oklahoma	001-13643	73-1520922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Fifth Street; Tulsa, OK

(Address of principal executive offices)

74103

(Zip code)

(918) 588-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Private Placement Agreement

On August 11, 2015, ONEOK, Inc. (“ONEOK”) entered into a Common Unit Purchase Agreement with ONEOK Partners, L.P. (“the Partnership”) to purchase 21,544,581 common units representing limited partner interests in the Partnership for an aggregate purchase price of approximately $650 million (or $30.17 price per common unit) in a private placement transaction. The foregoing description of the Common Unit Purchase Agreement is qualified in its entirety by reference to such Common Unit Purchase Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 1.1 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

ONEOK issued a news release on August 12, 2015, attached hereto as Exhibit 99.1, announcing its agreement to purchase 21,544,581 ONEOK Partners, L.P. common units in the private placement transaction as described in Item 1.01 of this Current Report on Form 8-K. In addition, on August 11, 2015, the Partnership entered into an agreement with certain funds managed by Kayne Anderson Capital Advisors, L.P. to issue and sell in a registered direct offering 3,314,551 common units for an aggregate purchase price of approximately $100 million. ONEOK will contribute approximately $15.3 million to the Partnership on behalf of ONEOK Partners GP, L.L.C., the general partner of the Partnership (the “General Partner”), to maintain its two percent general partner interest. These transactions will increase ONEOK’s and the General Partner’s aggregate ownership interest in the Partnership to 41.2 percent.

ONEOK issued a news release on August 12, 2015, attached hereto as Exhibit 99.2, announcing its intention to offer for sale in an underwritten public offering $500 million of notes pursuant to a shelf registration statement filed on Form S-3 (File No. 333-198937) with the Securities and Exchange Commission and a related prospectus supplement.

The information provided in this Item 7.01 is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and is not incorporated by reference into any Securities Act registration statements.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Reference is made to the “Index of Exhibits” following the signature page, which is hereby incorporated into this item.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ONEOK, Inc.

Date: August 17, 2015	By:	/s/ Derek S. Reiners
Derek S. Reiners
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

1.1	Common Unit Purchase Agreement dated August 11, 2015, between ONEOK Partners, L.P. and ONEOK, Inc.

99.1	News release of ONEOK, Inc. announcing its purchase of ONEOK Partners, L.P. common units in a private placement transaction.

99.2	News release of ONEOK, Inc. announcing a proposed notes offering.